                                                                   Exhibit 10.15

              AMENDED AND RESTATED EXECUTIVE SECURITIES AGREEMENT
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                                    (RUSHE)

          THIS AMENDED AND RESTATED EXECUTIVE SECURITIES AGREEMENT (this "Agreement") is made as of January 15, 2000, by and between CompleTel LLC, a
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Delaware limited liability company (the "Company"), and Martin Rushe
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("Executive").  Capitalized terms used but not otherwise defined herein have the
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meanings ascribed to such terms in Section 8 hereof.

          Pursuant to the terms of an Executive Securities Agreement dated as of June 23, 1999, by and between the Executive and the Company (the "Prior
                                                                  -----
Agreement"), the Executive purchased 100 Common Units of the Company. The
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parties hereto now desire to enter into an agreement whereby Executive will purchase additional Common Units of the Company. In furtherance thereof, the parties hereto hereby agree to amend and restate the Prior Agreement as set forth herein. All of such Executive Securities are subject to time vesting as set forth herein. In addition to time vesting, the portion of such Executive Securities indicated below are also subject to performance vesting pursuant to the terms of the Performance Vesting Agreement. All of the Executive Securities held by Executive or his transferees are subject to certain restrictions on transfer and, upon Executive's ceasing to be employed by the Company or its Subsidiaries, certain repurchase options, each as set forth herein. In addition, the Executive Securities are subject to certain voting agreements and other provisions set forth herein and in the Securityholders Agreement. The Company's Subsidiary iPcenta Limited has entered into an Employment Agreement with Executive as its General Manager (the "iPcenta Employment Agreement"). The
                                            ----------------------------
Company's Subsidiary CompleTel UK Limited has entered into an Employment Agreement with Executive as its President (together with the iPcenta Employment Agreement, the "Employment Agreements").
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          NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1.   Purchase of Executive Securities.
               --------------------------------

          (a)  Prior Purchase and Issuance.   Pursuant to the Prior Agreement,
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the Executive purchased for an aggregate purchase price of $100, and the Company issued to Executive, 100 Common Units (of which 70 are not, and 30 are, subject to performance vesting under the terms of the Performance Vesting Agreement), each having the rights and preferences set forth with respect thereto in the LLC Agreement.

          (b)  Purchase and Issuance of Additional Executive Securities.  The
               --------------------------------------------------------
Company agrees to issue and sell to Executive and Executive agrees to purchase from the Company, upon execution of this Agreement and payment of the purchase price, an additional 100 Common Units (of which 70 shall not, and 30 shall, be subject to performance vesting under the terms of the Performance Vesting Agreement), each having the rights and preferences set forth with respect thereto in the LLC Agreement. The aggregate purchase price for the additional Common Units is $206,500, which amount shall be paid to the Company, in U.S. Dollars, by cashier's or certified check, or by wire transfer.

          (c)  Representations and Warranties of Executive.  In connection with
               -------------------------------------------
the purchase and issuance of the Executive Securities under the Prior Agreement and hereunder, Executive represents and warrants to the Company that:

          (i) The Executive Securities acquired by Executive under the Prior Agreement and to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and the Executive Securities shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

          (ii) Executive is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Securities.

          (iii) Executive is able to bear the economic risk of his investment in the Executive Securities for an indefinite period of time and is aware that transfer of the Executive Securities may not be possible because (A) such transfer is subject to contractual restrictions on transfer set forth herein, in the Securityholders Agreement, and in the Performance Vesting Agreement, and (B) the Executive Securities have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available.

          (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Executive Securities issued hereunder and has had full access to such other information concerning the Company as he has requested.

          (v) This Agreement, the LLC Agreement, the Securityholders Agreement, the Registration Agreement, the Performance Vesting Agreement, the Joinder Agreement, and the other agreements contemplated thereby of even date therewith or herewith, as applicable, constitute the legal, valid and binding obligations of Executive, enforceable in accordance with their terms, and the execution, delivery and performance of such agreements by Executive and Executive's employment by the Company and its Subsidiaries do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or by which he is bound or any judgment, order or decree to which Executive is subject.

          (d)  Acknowledgment by Executive.  As an inducement to the Company to
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enter into this Agreement, and as a condition thereto, Executive acknowledges and agrees that this Agreement and the purchase of the Executive Securities hereunder are not a condition to his employment by the Company or any Subsidiary and that none of the execution and delivery of this Agreement, the issuance of the Executive Securities to Executive, or Executive's status as a holder of Executive Securities, shall:

          (i) entitle Executive to remain employed by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate Executive's employment at any time and for any reason as permitted by the Employment Agreements; or

          (ii) impose upon the Company any duty or obligation to disclose to Executive, or create in Executive any right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of any Executive Securities upon the termination of Executive's employment by the Company or its Subsidiaries or as otherwise provided hereunder.

          2.   Time Vesting of Executive Securities.
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          (a)  Time Vesting Schedule.  As of the date hereof, 14.58% of the
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Executive Securities are Time-Vested Securities (as defined below). Except as otherwise provided herein, an amount of Un-Time-Vested Securities (as defined below) shall time vest on December 31, 2000, on each of the next two anniversaries of such date, and on June 23, 2003 such that the Executive Securities shall be time vested on each such date in accordance with the following schedule:

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                                              Cumulative Percentage of
                                                Executive Securities
             Date                             Time Vested on Such Date
             ----                             -------------------------
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       December 31, 2000                                39.58%
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       December 31, 2001                                64.58%
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       December 31, 2002                                89.58%
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         June 23, 2003                                    100%
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Notwithstanding the foregoing sentence, the above time vesting schedule shall cease and no Un-Time-Vested Securities (as defined below) shall time vest after the date on which Executive's employment with the Company or its Subsidiaries terminates voluntarily, involuntarily, with or without Cause, for any reason or for no reason. Executive Securities which have become time vested pursuant to this Section 2 are referred to herein as "Time-Vested Securities," and all other
                                          ----------------------
Executive Securities are referred to herein as "Un-Time-Vested Securities."
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          (b)  100% Acceleration upon a Qualified Sale of the Company.  All Un-
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Time-Vested Securities shall become Time-Vested Securities in connection with the consummation of a Qualified Sale of the Company, so long as Executive is employed by the Company or any of its Subsidiaries on the date of such sale. For purposes hereof, a "Qualified Sale of the Company" means a Sale of the
                        -----------------------------
Company in which the consideration paid in such sale for at least 50% of the Company's outstanding equity securities or of the Company's consolidated assets consists of cash and/or publicly traded equity securities (e.g., 66.7% of the consideration for such Sale of the Company would have to consist of cash and/or publicly traded equity securities if only 75% of the Company's outstanding equity securities were sold in such transaction).

          (c)  100% Acceleration upon a Sale of the Company (other than a
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Qualified Sale of the Company) with No Continuing Comparable Time Vesting
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Arrangement.  In the event of a Sale of the Company (other than a Qualified Sale
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of the Company), the above vesting schedule will not accelerate as a result of such Sale of the Company; provided that if the surviving or acquiring Person(s)
                          --------
in such Sale of the Company fails or declines either to (i) continue after such Sale of the Company to allow Executive to hold his Un-Time-Vested Securities subject to the time vesting and repurchase provisions hereof, or (ii) grant to Executive the number of securities in the surviving or acquiring Person(s) that Executive would have received in such Sale of the Company in exchange for Executive's Un-Time-Vested Securities if such securities had instead been Time-Vested Securities, subject to ongoing time vesting and repurchase arrangements substantially comparable to those set forth herein (as such comparability is determined in good faith by the Board), then all Un-Time-Vested Securities shall become Time-Vested Securities in connection with the consummation of such Sale of the Company, so long as Executive is employed by the Company or any of its Subsidiaries on the date of such sale.

          (d)  One-Year Acceleration upon a Qualified Public Offering.  Upon the
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consummation of a Qualified Public Offering, and so long as Executive is employed by the Company or any of its Subsidiaries on the closing date of such offering, there will time vest the amount of Un-Time-Vested Securities which were scheduled to time vest within the 365 days following such closing date (and the remaining Un-Time-Vested Securities, if any, shall continue to time vest in accordance with paragraph (a) above, such that the time vesting schedule set forth in paragraph (a) above shall have been effectively accelerated by one year).

          (e)  Time Vesting and Performance Vesting.
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          (i)   Independence of Time and Performance Vesting.  The Company and
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     Executive acknowledge that the Executive Securities constituting Performance Vesting Securities are subject, in addition to time vesting under this Section 2, to performance vesting as set forth in the Performance Vesting Agreement. The time vesting provisions of this Section 2 operate independently of the performance vesting provisions under the Performance Vesting Agreement. As such, (A) the terms "Time-Vested Securities" and "Un-Time-Vested Securities" as used herein refer only to whether particular Executive Securities have time vested in accordance with the terms of this Section 2 and do not indicate whether such Executive Securities that constitute Performance Vesting Securities have or have not also performance vested under the Performance Vesting Agreement, and (B) the terms "Performance-Vested Securities" and "Un-Performance-Vested Securities" (each defined below) as used herein refer only to whether particular Performance Vesting Securities have performance vested in accordance with the terms of the Performance Vesting Agreement and do not indicate whether such Performance Vesting Securities have or have not also time vested under this Section 2.

          (ii)  Application of Time Vesting.  Whenever Un-Time-Vested Securities
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     time vest pursuant to the terms of this Section 2, the Un-Time-Vested Securities that are not Performance Vesting Securities, on the one hand, and the Un-Time-Vested Securities that are Performance Vesting Securities, on the other hand, will each time vest on a pro rata basis based on the number of each such type of securities then outstanding. Of such Un-Time-Vested Securities constituting Performance Vesting Securities which are to vest, the Un-Time-Vested Securities that are Performance-Vested Securities shall be time vested prior to any Un-Time-Vested Securities that are Un-Performance-Vested Securities being time vested.

          (iii)  Application of Performance Vesting.  Whenever Un-Performance-
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     Vested Securities performance vest pursuant to the terms of the Performance Vesting Agreement, the Un-Performance-Vested Securities that are Time-Vested Securities shall be performance vested prior to any Un-Performance-Vested Securities that are Un-Time-Vested Securities being performance vested.

          3.   Repurchase Options
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          (a)  Repurchase Option Upon Cessation of Employment.  If Executive
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ceases voluntarily or involuntarily, with or without Cause, to be employed by the Company or its Subsidiaries for any reason or for no reason (such cessation of employment, a "Repurchase Event"), the Company (by action of the Board) may
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elect to purchase all or any portion of the Executive Securities then in existence (whether held by Executive or one or more of Executive's transferees) by delivering a Repurchase Notice to the holder or holders of the Executive Securities at any time within 30 days after the Repurchase Event.

          (b)  Assignment of Company's Repurchase Rights.  Upon any Repurchase
               -----------------------------------------
Event, the Company (by action of the Board) shall have the right to assign all or any portion of its repurchase rights hereunder to one or more management or other key employees (each a "Key Employee") of the Company or any of its
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Subsidiaries; provided that the Company may not assign its rights under Section
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3(e) below to pay all or part of the Repurchase Price (as defined below) for Executive Securities repurchased hereunder by (i) offsetting debts owed by Executive to the Company or (ii) issuing Class A Senior Units or a promissory note. If the Company assigns any of its repurchase rights to such a Key Employee, and such Key Employee fails to exercise such assigned repurchase rights, the Company shall once again have the right to exercise (or assign) such rights.

          (c)  Repurchase Price.  The repurchase price (the "Repurchase Price")
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for any Time-Vested Securities to be repurchased hereunder shall be the Fair Market Value of such securities on the date of the Repurchase Event giving rise to such repurchase. The Repurchase Price of any Un-Time-Vested Securities to be repurchased hereunder shall be the Original Cost of such securities (with securities having a lower Original Cost being subject to repurchase prior to securities with a higher Original Cost).

          (d)  Repurchase Notice.  Each "Repurchase Notice" delivered hereunder
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shall set forth the amount, type, and class of Executive Securities (including, if applicable, the amount of Un-Time-Vested Securities and/or Time-Vested Securities) to be acquired from each such holder and the aggregate consideration to be paid for such Executive Securities, and the time and place for closing of the repurchase (which date shall not be more than 60 days nor less than 10 days after the delivery of such Repurchase Notice). The Executive Securities to be repurchased pursuant to any

Repurchase Notice shall first be satisfied to the extent possible from the Executive Securities held by Executive at the time of delivery of such Repurchase Notice. If the amount of Executive Securities then held by Executive is less than the total amount of Executive Securities that have been elected to be purchased pursuant to such Repurchase Notice, the electing party or parties shall purchase the remaining securities elected to be purchased from the other holder(s) of Executive Securities, pro rata according to the amount of Executive Securities held of record by each such other holder at the time of delivery of such Repurchase Notice. The amount of Un-Time-Vested Securities and Time-Vested Securities repurchased hereunder shall be deemed to be allocated among Executive and the other holders of repurchased Executive Securities (if any) pro rata according to the amount of Executive Securities to be purchased from such persons.

          (e)  Closing of Each Repurchase.  The closing of any repurchase of
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Executive Securities hereunder shall occur at the date and time specified in the applicable Repurchase Notice with respect to such repurchase. At each such closing, the holders of Executive Securities shall deliver all certificates (if any exist) evidencing the Executive Securities to be repurchased at such closing to the purchaser or purchasers thereof, and such purchaser or purchasers shall pay for the Executive Securities to be purchased at such closing by delivery of a check or wire transfer of immediately available funds in the aggregate amount of the Repurchase Price for such Executive Securities; provided that if the
                                                       --------
Company is to purchase any Executive Securities from Executive at such closing, the Company may elect (by action of the Board) to pay all or any portion of the Repurchase Price for such Executive Securities by setting off against such Repurchase Price any bona fide debts owed (regardless of whether then due and payable) by Executive to the Company or any of its Subsidiaries; and provided
                                                                 ------------
further that if the Company is to purchase any Executive Securities at such
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closing, the Company may elect (by action of the Board) to pay all or any portion of the Repurchase Price for such Executive Securities as follows:

          (i) in accordance with the LLC Agreement, by issuing in exchange for such Executive Securities an equal number of Class A Senior Units, and each such Class A Senior Unit issued in connection with such repurchase shall be deemed as of the date of such repurchase to have capital contributions to the Company made with respect to such Class A Senior Unit equal to the Repurchase Price for the Executive Securities in exchange for which such Class A Senior Unit was issued; or

          (ii) if the Company has prior to the date of such repurchase converted into a corporation or other corporate form, in the form of a promissory note, which promissory note shall be subordinated to all of the Company's senior debt obligations either then or thereafter incurred, shall earn simple annual interest at a rate of 8% per annum, shall have all principal and accrued interest due and payable upon maturity, and shall mature upon the earliest to occur of the Company's initial Public Offering (if such initial Public Offering has not occurred prior to the issuance of such promissory note), a Sale of the Company, or the fourth anniversary of the issuance of such promissory note.

     The purchasers of Executive Securities under this Section 3 shall be entitled to receive customary representations and warranties from the sellers, including representations and warranties regarding good title to such securities, free and clear of any liens or encumbrances.

          (f)  Restrictions.  Notwithstanding anything to the contrary contained
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in this Agreement, all repurchases of Executive Securities by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law, the Delaware Limited Liability Company Act and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Securities hereunder which the Company is otherwise entitled to make, the time periods provided in this Section 3 shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions, unless by such time such repurchase option has terminated pursuant to paragraph (g) below.

          (g)  Termination of Repurchase Options.  The repurchase provisions
               ---------------------------------
under this Section 3 (and the rights and obligations created thereby) shall cease to apply to all Time-Vested Securities upon the consummation of a Qualified Sale of the Company or a Qualified Public Offering (it being understood that (i) such provisions, rights, and obligations shall continue to apply to all Un-Time-Vested Securities until such time as they become Time-Vested Securities in accordance with the terms hereof, and (ii) the forfeiture provisions of the Performance Vesting Agreement shall continue to apply to all Un-Performance-Vested Securities until such time as they become Performance-Vested Securities in accordance with the terms of the Performance Vesting Agreement).

          4.   Restrictions on Transfer.
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          (a)  Opinion of Valid Transfer.  In addition to any other restrictions
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on transfer imposed by this Agreement, the Securityholders Agreement, the Performance Vesting Agreement, or the LLC Agreement, no holder of Executive Securities may sell, transfer or dispose of any Executive Securities (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act or applicable state securities laws is required in connection with such transfer.

          (b)  Restrictive Legend.  The certificates representing Executive
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Securities issued hereunder shall bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VESTING PROVISIONS, AND REPURCHASE OPTIONS SET FORTH IN AN EXECUTIVE SECURITIES AGREEMENT BETWEEN THE ISSUER OF SUCH SECURITIES (THE "ISSUER") AND THE INITIAL HOLDER OF SUCH SECURITIES. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER

     HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT
     CHARGE."

The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Executive Securities.

          (c)  Retention of Executive Securities.
               ---------------------------------

          (i) Executive shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Executive Securities (a "Transfer"), except (x) with respect to Un-Performance-Vested
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     Securities, pursuant to the repurchase provisions of Section 3 hereof or the forfeiture provisions of the Performance Vesting Agreement (each, an "Exempt Transfer"), or (y) with respect to all other Executive Securities,
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     pursuant to (A) the repurchase provisions of Section 3 hereof, (B) the "Participation Rights" provisions set forth in the Securityholders Agreement, or (C) a Sale of the Company (each of (A) through (C), an "Exempt Transfer").
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          (ii) The restrictions contained in this Section 4(c) shall not apply with respect to transfers of Executive Securities (other than Un-Performance-Vested Securities) (A) pursuant to applicable laws of descent and distribution or (B) among Executive's Family Group; provided that the
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     restrictions contained in this Section 4(c) shall continue to be applicable to the Executive Securities after any such Transfer, the transferees of such Executive Securities shall have agreed in writing to be bound by the provisions of this Agreement with respect to the Executive Securities so transferred, and (prior to the death of Executive) each such transferee of Executive Securities shall have entered into proxies and other agreements satisfactory to the holders of a majority of the Purchaser Securities pursuant to which Executive shall have the sole right to vote such Executive Securities for all purposes (subject to any applicable voting agreements set forth herein or in the Securityholders Agreement). For purposes of this Agreement, "Family Group" means Executive's spouse,
                                  ------------
     siblings and descendants (whether natural or adopted) and any of such descendants' spouses, any trust which at the time of such Transfer and at all times thereafter is and remains solely for the benefit of Executive and/or Executive's spouse, siblings, and/or descendants and/or such descendants' spouses, and any family partnership the partners of which consist solely of Executive, such spouse, such siblings, such descendants, such descendants' spouses, and/or such trusts.

          (iii) The restrictions on the transfer of Executive Securities set forth in this Section 4(c) shall continue with respect to each Executive Security following any Transfer thereof (other than an Exempt Transfer); provided that upon the consummation of a Qualified Public Offering, the
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     restrictions set forth in this Section 4(c) shall thereafter cease to apply to all Fully Vested Securities, it being understood that such restrictions shall continue to apply to all other Executive Securities until such time as they become Fully Vested Securities.

          5.   Confidentiality.
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          (a)  Nondisclosure and Nonuse of Confidential Information.  Executive
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shall not disclose or use at any time, either during his employment with the Company or its Subsidiaries or thereafter, any Confidential Information (as defined below) of which Executive is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by Executive's performance of duties assigned to Executive by the Company or its Subsidiaries. Executive shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. As used in this Agreement, the term "Confidential Information" means information that is not
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generally known to the public and that is used, developed or obtained by the Company or its Subsidiaries in connection with their business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures,
(iii) designs, (iv) analysis, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customer and client information (including customer or client lists), (xii) copyrightable works, (xiii) all technology and trade secrets, (xiv) business plans and financial models, and (xv) all similar and related information in whatever form. Confidential Information shall not include any information that has been published in a form generally available to the public prior to the date Executive proposes to disclose or use such information. Information shall not be deemed to have been published merely because individual portions of the information have been separately published, but only if all material features constituting such information have been published in combination.

          (b)  The Company's Ownership of Intellectual Property.
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          (i) Acknowledgment of Company Ownership. If Executive as part of his activities on behalf of the Company or its Subsidiaries generates, authors or contributes to any invention, design, new development, device, product, method or process (whether or not patentable or reduced to practice or constituting Confidential Information), any copyrightable work (whether or not constituting Confidential Information) or any other form of Confidential Information relating directly or indirectly to the Company's and its Subsidiaries' business as now or hereafter conducted (collectively, "Intellectual Property"), Executive acknowledges that such Intellectual
      ---------------------
     Property is the exclusive property of the Company and hereby assigns all right, title and interest in and to such Intellectual Property to the Company. Any copyrightable work prepared in whole or in part by Executive will be deemed "a work made for hire" under Section 201(b) of the 1976 Copyright Act, and the Company shall own all of the rights comprised by the copyright therein. Executive shall promptly and fully disclose all Intellectual Property to the Company and shall cooperate with the Company to protect the Company's interests in and rights to such Intellectual Property (including, without limitation, providing reasonable assistance in securing patent protection and copyright registrations and executing all documents as reasonably requested by the Company, whether such requests occur prior to or after termination of Executive's employment by the Company and its Subsidiaries).

          (ii) Executive Invention.  Executive understands that paragraph (b)(i)
               -------------------
     of this Section 5 regarding the Company's ownership of Intellectual Property does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company were used and which was developed entirely on Executive's own time, unless (i) the invention relates to the business of the Company or any of its Subsidiaries or to their actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Executive for the Company or any of its Subsidiaries.

          (c)  Delivery of Materials upon Termination of Employment.  As
               ----------------------------------------------------
requested by the Company from time to time and upon the termination of Executive's employment with the Company and its Subsidiaries for any reason, Executive shall promptly deliver to the Company all copies and embodiments, in whatever form, of all Confidential Information and Intellectual Property in Executive's possession or within his control (including, but not limited to, written records, notes, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing or constituting any Confidential Information or Intellectual Property) irrespective of the location or form of such material and, if requested by the Company, shall provide the Company with written confirmation that all such materials have been delivered to the Company.

          6.   Noncompetition.
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          (a)  Covenants.  During the term of this Agreement and for a period of
               ---------
eighteen (18) months after termination of this Agreement (the "Noncompetition
                                                               --------------
Period"), Executive shall not, directly or indirectly, as an officer, director,
------
employee, consultant, owner, shareholder, adviser, joint venturer, or otherwise, compete with the Company or any Subsidiary within the United Kingdom (the

"Protected Region"):  (i) in construction and operation of competitive local
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exchange telecommunications systems; or (ii) in any other line of business in which the Company was engaged at any time during the term of this Agreement; or
(iii) in any other line of business into which the Company during the term of Executive's employment, formed an intention to enter during the term of Executive's obligation not to compete, and which the Company's Board has disclosed to Executive in writing within ten (10) days following the termination of this Agreement. This covenant shall not preclude Executive from owning less than two percent (2%) of the securities of any competitor of the Company if such securities are publicly traded on a nationally recognized stock exchange or over-the-counter market.

          (b)  Acknowledgments.  Executive acknowledges that the foregoing
               ---------------
geographic restriction on competition is fair and reasonable given the geographic scope of the Company's business operations and the nature of Executive's position with the Company. Executive also acknowledges that while employed by the Company Executive will have access to information that would be valuable or useful to the Company's competitors, and therefore acknowledges that the foregoing restrictions on Executive's future employment and business activities are fair and reasonable. Executive acknowledges and is prepared for the possibility that Executive's standard of living may be reduced during the Noncompetition Period, and assumes and accepts any risk associated with that possibility.

          (c)  Judicial Modification.  If the final judgment of a court of
               ---------------------
competent jurisdiction declares that any term or provision of this Section is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or geographic area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment or decision may be appealed.

          7.   Nonsolicitation.  During the term of this Agreement and for a
               ---------------
period of eighteen (18) months after termination of this Agreement, Executive shall not without the Company's prior written consent, directly or indirectly:

          (a) cause or attempt to cause any employee, agent or contractor of the Company or any Company affiliate, to terminate his or her employment, agency or contractor relationship with Company or any Company affiliate; interfere or attempt to interfere with the relationship between the Company and any employee, contractor or agent of the Company; hire or attempt to hire any employee, agent or contractor of the Company or any Company affiliate; or conduct business of any kind with any Company contractor; or

          (b) solicit business from or conduct business with any customer or client served by the Company; or interfere or attempt to interfere with any transaction, agreement or business relationship in which the Company or any affiliate was involved.

          8.   Definitions.
               ------------

          "Agreement" has the meaning set forth in the preamble.
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          "Board" means the board of managers of the Company or, if the Company
           -----
is hereafter converted into a corporation or other entity form, the board of directors or comparable governing body of the Company.

          "Cause" means (A) any act by Executive, where in respect of such act
           -----
Executive is ultimately convicted or enters a plea of guilty or nolo contendere to a felony (or crime of similar gravity under the laws of another jurisdiction), (B) Executive's willful misconduct, gross negligence, perpetration of or participation in a fraud, in each case where such acts are materially injurious to the Company or any of its Subsidiaries or any affiliate thereof, (C) Executive's breach in any material respect of the provisions of
Section 5 (Confidentiality), Section 6 (Noncompetition) or Section 7 (Nonsolicitation) or (D) Executive's nonperformance including without limitation, failure to perform his duties as directed by the Company or failure to achieve specific performance objectives established by the Company.

          "Class A Senior Units" means the Class A Senior Units of the Company,
           --------------------
having the rights and preferences set forth in the LLC Agreement.

          "Class B Senior Units" means the Class B Senior Units of the Company,
           --------------------
having the rights and preferences set forth in the LLC Agreement.

          "Common Units" means the Common Units of the Company, having the
           ------------
rights and preferences set forth in the LLC Agreement.

          "Company" has the meaning set forth in the preamble.
           -------

          "Confidential Information" has the meaning set forth in Section 5(a).
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          "Equity Purchase Agreement" means the Second Amended and Restated
           -------------------------
Equity Purchase Agreement dated November 23, 1999, by and among the Company and certain investors, as amended from time to time in accordance with the terms thereof.

          "Executive" has the meaning set forth in the preamble.
           ---------

          "Executive Securities" means (i) the Common Units issued to Executive
           --------------------
under the Prior Agreement and the Common Units issued to Executive hereunder and
(ii) any securities issued directly or indirectly with respect to any Executive Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing; provided that Executive Securities shall not include
                         --------
any Senior Units. As to any particular securities constituting Executive Securities, such securities shall cease to be Executive Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased pursuant to the provisions hereof or forfeited pursuant to the provisions of the Performance Vesting Agreement. "Executive Securities" refers only to Executive Securities under this Agreement and does not in any way refer to any securities referred to as Executive Securities under any other executive securities agreement between the Company and a Key Employee of the Company or its Subsidiaries.

          "Exempt Transfer" has the meaning set forth in Section 4(c)(i).
           ---------------

          "Fair Market Value" as to any Executive Securities on any particular
           -----------------
date, shall mean the fair market value of such securities as of such date, as determined in good faith by the Board. With respect to any Executive Securities that are Un-Performance-Vested Securities, the Board shall in determining the Fair Market Value of such securities reflect (x) the expected market value of such securities at such future time as such securities are expected to become performance vested under the terms of the Performance Vesting Agreement, appropriately discounted to its present value as of the relevant valuation date based upon the amount of time from the relevant valuation date until the date on which such Un-Performance-Vested Securities are expected to performance vest (if at all), and (y) the magnitude of the risk that such securities may never become performance vested under the terms of the Performance Vesting Agreement.

          "Family Group" has the meaning set forth in Section 4(c)(ii).
           ------------

          "Fully Vested Securities" means Executive Securities which both (i)
           -----------------------
are Time-Vested Securities and (ii) are not Un-Performance-Vested Securities.

          "Intellectual Property" has the meaning set forth in Section 5(b)(i).
           ---------------------

          "Joinder Agreement" means the Joinder and Rights Agreement dated June
           -----------------
23, 1999, as amended and restated as of the date hereof, by and between the Company and Executive, pursuant to which Executive became a party to the LLC Agreement, the Securityholders Agreement, the Registration Agreement and the Performance Vesting Agreement as if he were an original signatory to each such agreement.

          "Key Employee" has the meaning set forth in Section 3(b).
           ------------

          "LLC Agreement" means the limited liability company agreement
           -------------
governing the affairs of the Company, as amended from time to time in accordance with its terms.

          "Noncompetition Period" has the meaning set forth in Section 6(a).
           ---------------------

          "Nonsolicitation Period" has the meaning set forth in Section 7.
           ----------------------

          "Original Cost," as to any particular securities, shall mean the
           -------------
initial price paid to the Company upon issuance of such securities (as such price is equitably adjusted for any securities splits, securities dividends, securities combinations, conversions, recapitalizations or reorganizations).

          "Performance-Vested Securities" means Performance Vesting Securities
           -----------------------------
that have performance vested pursuant to the terms of the Performance Vesting Agreement.

          "Performance Vesting Agreement" means that certain Second Amended and
           -----------------------------
Restated Performance Vesting Agreement dated November 23, 1999, by and among the Company, certain Key Employees (including Executive), and the Investors party thereto, as amended from time to time in accordance with its terms.

          "Performance Vesting Securities" means (i) the Common Units specified
           ------------------------------
in the Performance Vesting Agreement as subject to performance vesting thereunder (regardless of whether such Common Units have or have not performance vested pursuant to the terms thereof), and (ii) any securities issued directly or indirectly with respect to any Performance Vesting Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing; provided that Performance Vesting Securities shall not include any Senior Units.
--------
As to any particular securities constituting Performance Vesting Securities, such securities shall cease to be Performance Vesting Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased pursuant to the provisions hereof or forfeited pursuant to the provisions of the Performance Vesting Agreement.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Units" means the Preferred Units of the Company, having the
           ---------------
rights and preferences set forth in the LLC Agreement.

          "Prior Agreement" has the meaning given in the recitals.
           ---------------

          "Public Offering" means any underwritten sale of the company's common
           ---------------
stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to existing securityholders or to employees of the Company or its Subsidiaries on Form S-4 or Form S-8 (or a successor form adopted by the Securities and Exchange Commission) or otherwise.

          "Purchaser Securities" means (i) the Preferred Units issued pursuant
           --------------------
to the Equity Purchase Agreement, (ii) any Common Units issued upon conversion of the Preferred Units referenced in clause (i), and (iii) any securities issued directly or indirectly with respect to any Purchaser Securities by way of a stock split, stock dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion or exercise of any of the foregoing securities; provided that Purchaser Securities shall not include any Senior
            --------
Units. As to any particular securities constituting Purchaser Securities, such securities shall cease to be Purchaser Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased or otherwise acquired by the Company or forfeited pursuant to the provisions of the Performance Vesting Agreement. Any reference herein to a "majority of the Purchaser Securities" or the "number of Purchaser Securities" for purposes of comparison shall refer, with respect to any particular Purchaser Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Purchaser Securities (on a fully diluted, as-if-converted basis).

          "Qualified Public Offering" has the meaning set forth in the LLC
           -------------------------
Agreement, as amended from time to time in accordance with its terms.

          "Qualified Sale of the Company" has the meaning set forth in Section
           -----------------------------
2(b).

          "Registration Agreement" means that certain Second Amended and
           ----------------------
Restated Registration Agreement dated as of November 23, 1999 by and among the Company and certain of its securityholders, as amended from time to time in accordance with its terms.

          "Repurchase Event" has the meaning set forth in Section 3(a).
           ----------------

          "Repurchase Notice" has the meaning set forth in Section 3(d).
           -----------------

          "Repurchase Price" has the meaning set forth in Section 3(c).
           ----------------

          "Sale of the Company" means the arm's length sale of the Company to a
           -------------------
third party or group of third parties acting in concert, pursuant to which such party or parties acquire (i) equity securities of the Company possessing the voting power under normal circumstances to control the Company, or (ii) all or substantially all of the Company's assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company's equity securities, or sale or transfer of the Company's consolidated assets).

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securityholders Agreement" means that certain Second Amended and
           -------------------------
Restated Securityholders Agreement dated November 23, 1999 by and among the Company and certain of its securityholders, as amended from time to time in accordance with its terms.

          "Senior Units" means the Company's Class A Senior Units and Class B
           ------------
Senior Units.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, manager or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, if the context does not otherwise indicate in respect of which Person the term "Subsidiary" is used, the term "Subsidiary" shall refer to any Subsidiary of the Company.

          "Time-Vested Securities" has the meaning set forth in Section 2(a).
           ----------------------

          "Transfer" has the meaning set forth in Section 4(c)(i).
           --------

          "Un-Performance-Vested Securities" means Performance Vesting
           --------------------------------
Securities that have not yet performance vested pursuant to the provisions of the Performance Vesting Agreement.

          "Un-Time-Vested Securities" has the meaning set forth in Section 2(a).
           -------------------------

          9.   Miscellaneous Provisions.
               ------------------------

          (a)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Executive Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such purported Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such securities for any purpose.

          (b)  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c)  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and related documents among the parties of even date herewith and therewith embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether so expressed or not.

          (f)  Choice of Law.  All issues and questions concerning the
               -------------
construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law statutes, rules, provisions, or decisional law (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law statutes, rules, provisions, or decisional law (whether of the State of Delaware or any other jurisdiction), shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily and otherwise apply.

          (g)  Jurisdiction; Service of Process.   Any actions or proceedings,
               --------------------------------
whether at law or in equity, seeking to enforce or to enjoin the enforcement of any provision of this Agreement, or based on any right arising out of this Agreement shall be brought, tried and litigated against any of the parties in the courts of the State of Colorado, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Colorado, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any and all possible objections to venue laid therein, including without limitation forum non conveniens. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world by prepaid Federal Express, DHL or other international air courier to the Executive at the last known address provided to the Company in writing, to the Company at the address set forth in Section 9(m) herein or such other address provided to Executive in writing, and to the last known address of all other addressees.

          (h)  Remedies.  Each of the parties to this Agreement (including any
               --------
Key Employee to which the Company assigns any of its repurchase rights under
Section 3 hereof, as third-party beneficiaries) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion, subject to the limitations set forth in Section 9(g) hereof, apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment, Modification, or Waiver.  The provisions of this
               ----------------------------------
Agreement may be amended, modified, or waived only with the prior written consent of the Company and the Executive.

          (j)  Third-Party Beneficiaries.  The parties hereto acknowledge and
               -------------------------
agree that certain provisions of this Agreement are intended for the benefit of any Key Employee to which the Company assigns any of its repurchase rights under
Section 3 hereof, that such Persons are third-party beneficiaries of this Agreement, and that the provisions of this Agreement shall be enforceable by such Persons as provided herein.

          (k)  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Colorado, the United Kingdom, or the jurisdiction of the Company's principal office, the time period shall be extended automatically to the business day immediately following such Saturday, Sunday or holiday.

          (l)  Descriptive Headings; Interpretation; No Strict Construction. The
               ------------------------------------------------------------
descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (m)  Notices. Subject to the requirements regarding service of process
               -------
set forth in Section 9(g) above, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

          To the Company:
          ---------------

          6300 South Syracuse Way, Suite 355
          Englewood, CO  80111
          Attention:  Chief Executive Officer
          Telephone:  (303) 741-4788
          Telecopy:   (303) 741-4823

          with a copy (which shall not constitute notice) to:
          ---------------------------------------------------

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention:  Jeffrey Richards, Esq.
          Telephone:  (312) 861-2385
          Telecopy:   (312) 861-2200
          and with a copy (which shall not constitute notice) to:
          -------------------------------------------------------

          Holme Roberts & Owen LLP
          1700 Lincoln Street
          Suite 4100
          Denver, Colorado 80203
          Attention:  W. Dean Salter, Esq.
          Telephone:  (303) 861-7000
          Telecopy:   (303) 866-0200

          To Executive:  at the address set forth in the Company's records or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (n)  Delivery by Facsimile. This Agreement, the agreements referred to
               ---------------------
herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                  *          *         *          *         *

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Executive Securities Agreement on the date first written above.



                              COMPLETEL LLC


                                     /s/ William H. Pearson
                              -----------------------------------------------
                              William H. Pearson, Chief Executive Officer


                              EXECUTIVE


                                     /s/ Martin Rushe
                              -----------------------------------------------
                              Martin Rushe